Reconciliations and Financial Slides from the Safeway Investor Conference March 8, 2011 Exhibit 99.2

This presentation may contain forward-looking statements. Such statements may relate to topics such as sales, margins, earnings estimates, guidance, free cash flow, cash flow available for return to shareholders / debt paydown, capital spending, and other related subjects.
These statements are based on Safeway’s current plans and expectations and are subject to risks and uncertainties that could cause actual events and results to vary significantly from those implied by such statements.  We ask you to refer to Safeway’s reports and filings with the SEC for a further discussion of these risks and uncertainties.
Safe Harbor Language

Reconciliation of Diluted EPS
Low High
Diluted earnings per share $      1.45 $      1.65
Net interest expense (0.01) (0.01)
Share repurchase (0.06) (0.06)
Tax effect of Canadian dividend 0.22 0.22
Diluted earnings per share, before Canadian dividend $      1.60 $      1.80
2011G

$ Millions
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow*
(1)
Without repatriation
Low High Low High 2010 2009 2008 2007 2006 2005
Net cash flow from operating activities 1,850 $        1,950 $         1,950 $    2,050 $     1,850 $         2,549 $         2,251 $         2,190 $    2,175 $    1,881 $
Decrease (increase) in payables related to
    third party gift cards, net of receivables -                    -                     -               -                 7                    (170)              (24)                 (84)           (71)           (48)
Interest earned on favorable income tax
    settlement, net of tax -                    -                     -               -                 -                     -                     -                     -               (63)           -
Net cash flow from operating activities,
    as adjusted 1,850           1,950            1,950       2,050        1,857            2,379            2,227            2,106       2,041       1,833
Net cash flow used by investing activities (1,000)          (1,000)           (1,050)      (950)          (799)              (889)              (1,546)           (1,686)      (1,735)      (1,314)
Cash used to acquire businesses/stores,
     net of tax benefits -                     -                     -                     -               50            -
Net cash flow used by investing activities,
     as adjusted (1,000)          (1,000)           (1,050)      (950)          (799)              (889)              (1,546)           (1,686)      (1,685)      (1,314)
Free cash flow 850              (1) 950               (1) 900 $       1,100 $     1,058 $         1,490 $         681 $            420 $       356 $       519 $
Tax effect of Canadian dividend (95) (95) 41,050 40,851 44,104 42,286
2.6% 3.6% 1.5% 1.0%
Free cash flow with repatriation 755 855
Cash in Canada 600 600
Cash flow available to return to shareholders/
   debt paydown 1,355 $        1,455 $
2010
Original Guidance 2011G
Sales and other revenue
Cash flow yield
*Excludes cash flow from payables related to third-party gift cards, net of receivables.  Cash from the sale of third-party gift cards is held for a short period of time and then remitted, less Safeway's commission, to card partner.  Because this cash flow is temporary, it is not available for other uses and therefore is excluded from the company’s calculation of free cash flow. No forecast was made for this item.

$ Millions
Reconciliation of GAAP Cash Flow
Measure to Free Cash Flow
Low High Low High Low High Low High
Net cash flow from operating activities 2,000 $     2,200 $     2,200 $     2,400 $     2,300 $     2,500 $     2,400 $     2,600 $
Net cash flow used by investing activities (1,000)      (1,000)      (1,100)      (1,100)      (1,100)      (1,100)      (1,100)      (1,100)
Free cash flow 1,000 $     1,200 $     1,100 $     1,300 $     1,200 $     1,400 $     1,300 $     1,500 $
2014F 2015F 2012F 2013F

Reconciliation of Operating Profit Margin Basis Point
Change Excluding Fuel & Unusual Items
2010 2009 2008 2007 2006 2005
Low High * Low High
3 NM (5) 10 436 (574) 1 21 82 (11)
Unusual items:
Texas store closures (29) 29
Goodwill impairment charges (483) 483
Impairment charges (incl. Dominick's) (13)
Labor buyout and health and welfare contributions (15) 7
Stock option expense 15
Fuel impact (3) (3) (5) (5) (3) (4) (1) 4 15 6
-
NM
(10) 5 (50) (95) - 25 53 33
*  Basis point change not specified.
Basis point change in operating profit margin
Basis point change in operating profit margin, excluding
fuel and unusual items
2010G 2011G

$ Millions
Reconciliation of Net (Loss) Income to Adjusted
EBITDA (Interest Coverage)
2010 2009 2008 2007 2006 2005 2004 2003
Net income (loss) attributable to Safeway Inc. $589.8 ($1,097.5) $965.3 $888.4 $870.6 $561.1 $560.2 ($169.8)
Add (subtract):
Income taxes
290.6        144.2        539.3       515.2       369.4       287.9       233.7       310.9
Interest expense 298.5        331.7        358.7       388.9       396.1       402.6       411.2       442.4
Depreciation expense 1,162.4     1,171.2     1,141.1    1,071.2    991.4       932.7       894.6       863.6
LIFO (income) expense (28.0)        (35.2)        34.9         13.9         1.2           (0.2)          (15.2)        (1.3)
Share-based employee compensation 55.5          61.7          64.3         48.4         51.2         59.7         -           -
Property impairment charges 71.7          73.7          40.3         27.1         39.2         78.9         39.4         344.9
Miscellaneous equity investment impairment charge -           -           -           -           -           -           -           10.6
Goodwill impairment charges -           1,974.2     -           -           -           -           -           729.1
Equity in (earnings) losses of unconsolidated affiliate (15.3)        (8.5)          2.5           (8.7)          (21.1)        (15.8)        (12.6)        7.1
Dividend received from unconsolidated affiliate -           5.8            -           8.9           9.0           -           -           -
Total Adjusted EBITDA
$2,425.2 $2,621.3 $3,146.4 $2,953.3 $2,707.0 $2,306.9 $2,111.3 $2,537.5
Adjusted EBITDA as a multiple of interest expense 8.1x 7.9x 8.8x 7.6x 6.8x 5.7x 5.1x 5.7x

Reconciliation of Net Cash Flow from Operating Activities
to Adjusted EBITDA
$ Millions
2010 2009 2008 2007 2006 2005 2004 2003
Net cash flow from operating activities $1,849.7 $2,549.7 $2,250.9 $2,190.5 $2,175.0 $1,881.0 $2,226.4 $1,609.6
Add (subtract):
Income taxes 290.6       144.2       539.3       515.2       369.4       287.9       233.7       310.9
Interest expense 298.5       331.7       358.7       388.9       396.1       402.6       411.2       442.4
Amortization of deferred finance costs (4.8)          (4.8)          (5.1)          (5.3)          -           -           -           -
Excess tax benefit from exercise of stock options 1.6           0.1           1.5           38.3         -           -           -           -
Deferred income taxes 31.3         142.1       (171.7)      (130.8)      (1.1)          215.9       29.2         77.9
Net pension and post-retirement benefits expense (125.2)      (140.1)      (96.7)        (72.1)        (83.1)        (115.6)      (112.9)      (130.9)
Contributions to pension and post-retirement benefit plans 17.7         24.4         42.5         33.0         29.2         18.1         15.1         12.1
(Increase) decrease in accrued claims and other liabilities (36.2)        34.3         (21.1)        5.8           (10.8)        (44.1)        (118.1)      (52.7)
Gain (loss) on property dispositions and lease exit activities
27.5         (12.7)        19.0         42.3         17.8         (13.6)        (20.6)        13.4
Changes in working capital items 67.9         (426.7)      226.0       (45.6)        (181.4)      (310.9)      (538.2)      263.0
Other 6.6           (20.9)        3.1           (6.9)          (4.1)          (14.4)        (14.5)        (8.2)
Total Adjusted EBITDA
$2,425.2 $2,621.3 $3,146.4 $2,953.3 $2,707.0 $2,306.9 $2,111.3 $2,537.5

Reconciliation of Gross Margin BP Change
Excluding Fuel
Basis point (decrease) increase over prior year:
2010 2009 2008 2007 2006
Basis point change in gross margin (34)           24            (36)           (8)             (11)
Fuel 27            (59)           10            20            28
Basis point change in gross margin, excluding fuel (7)             (35)           (26)           12            17

Reconciliation of Gross Margin BP Change
Excluding Fuel
Basis point (decrease) increase over prior year:
Q1 Q2 Q3 Q4
Basis point change in gross margin (31)           (32)           (13)           (56)
Fuel 26            1              13            60
Basis point change in gross margin, excluding fuel (5)             (31)           -               4
Burnaby warehouse closure 14            7
Basis point change in gross margin, excluding fuel and
    Burnaby warehouse closure 14            11
2010

Reconciliation of Operating and Administrative
Expense Margin BP Change
Excluding Fuel
Basis point increase (decrease) over prior year:
Q1 Q2 Q3 Q4
Basis point change in operating and administrative expense margin 44            46            23            (44)
Fuel 39            31            14            36
Basis point change in operating and administrative expense margin, excluding fuel 83            77            37            (8)
2010

Excluding Fuel and Unusual Items
Reconciliation of Operating &
Administrative Expense BP Change
Basis point (decrease) increase over prior year:
2010 2009 2008 2007 2006 2005
12 116 (38) (29) (93) (53)
Unusual items:
Texas store closures 29 (29)
Impairment charges (incl. Dominick's) 13
Labor buyout and health and welfare contributions 15 (7)
Stock option expense (15)
Fuel impact 31 (56) 11 16 13 32
43              60              (27)            (13)              (36)           (59)
Basis point change in operating & administrative
expense
Basis point change in operating & administrative
expense, excluding fuel and unusual items

2011 Guidance – Before Canadian Dividend
Earnings per Share $1.60 – $1.80
ID Sales 1.0% – 1.5%
Operating Profit Margin Change
1,2
flat to
slightly positive
Cash Capital Expenditures ~$1.0B
Free Cash Flow
1,3
$0.85B – $0.95B
¹ See website for reconciliation
² X-Fuel
³ Excludes Blackhawk gift card payables, net of receivables
1
2

2011 Guidance – Post Repatriation
EPS
Without repatriation $1.60 - $1.80
With repatriation $1.45 - $1.65
Free Cash Flow
2
Without repatriation $0.85B - $0.95B
With repatriation $0.75B - $0.85B
Cash Flow Available for Return
to Shareholders / Debt Paydown
Without repatriation $0.85B - $0.95B
With repatriation $1.35B - $1.45B
1 Repatriation benefit post 2011 equals $0.10+ / share
2 Excludes Blackhawk gift card payables, net of receivables
See website for reconciliation
¹

2010 Results
Original Revised Actual
ID Sales X-Fuel 0.0% - 1.0% (1.0)% - (1.5)% (2.0)%
Inflation / (Deflation) 0.4% NA (1.2)%
Operating Profit Margin
Change (X-Fuel)
(10) – 5bps NA (50)bps
Capital Expenditures $0.9 - $1.0B ~ $0.9B $838M
Free Cash Flow $0.09 - $1.1B NC $1,058
Earnings Per Share $1.65 - $1.85 $1.50 - $1.70 $1.55
1 Excludes Blackhawk gift card payables, net of receivables
See website for reconciliations
1

Consistent Sales Improvement
0.3
(0.8)
(2.0)
(2.5)
(3.1)
(4.1)
(0.7)
(1.5)
(3.0)
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
1.0
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10   1Q11
8 weeks
ID Sales X-Fuel – Total Company

17 Lifestyle Stores Completed 20 14 26 82 60 30 8 232 2008 2009 2010 2011F New Remodel 90 74 56 252

Capital Spending as a % of Sales
3.4%
3.6%
4.2% 4.2%
3.6%
2.1%
2.0%
2.4%
2.3%
2.4%
2.3%
2.2%
2.3%
'04 '05 '06 '07 '08 '09 '10 '11F '12F '13F '14F '15F '10-
'15
$1.2 $1.4 $1.7 $1.8 $1.6 $0.9 $0.8 $1.0 $1.0 $1.1 $1.1 $1.1
$ Billions
12 year average = 2.9%

0.5
0.4
0.4
0.7
1.5
1.0
1.3 -
1.5
1.2 -
1.4
1.1 -
1.3
1.0 -
1.2
0.75 -
0.85*
2005 2006 2007 2008 2009 2010 2011F 2012F 2013F 2014F 2015F
Free Cash Flow
$ Billions
1.4 1.7 1.7 1.6 0.9 0.8 1.0 1.0 1.1 1.1 1.1
Capital Spending
See website for reconciliation
*Includes tax on Canada dividend
Excludes Blackhawk gift card payables, net of receivables

Adjusting 4
th
Quarter Earnings Per Share – 2010
Proper Adjustment To
Item Analyst Normal Last Year Comments
Tax Rate (3) ¢ (3) ¢ (5) ¢
Property Gain (5) (3) (4)
Integral to business
Property Impairment - 1 (1)
LIFO (5) (3) 1 Unprecedented deflation
Currency (2) (1) (1)
Casa Ley (2) - (1)
Subtotal (17) ¢ (9) ¢ (11) ¢
D.C. Closure - 1 1
Fuel Margins - 2 3
Workers Comp - 3 7
Subtotal (17) ¢ (3) ¢ 0 ¢
Exclude LIFO - 3 (1)
P&L already contains an 18¢
reduction from deflation
Total Adjustments
(17) ¢ 0 ¢ (1) ¢
Reported EPS
62  ¢ 62 ¢ 62 ¢
Adjusted EPS
45  ¢ 62 ¢ 61 ¢